Officers and Directors

Charles J. Swindells--Chairman
A. John W. Campbell--Director
Edmund J. Cashman, Jr.--Director
Henri Deegenaar--Director
Walter A. Eberstadt--Director
Ian F. H. Grant--Director
Lawrence W. Harris, III--Director
Robert H. C. Van Maasdijk--Director
Wolfgang E. Furst zu Ysenburg--Director
Peter E. F. Newbald--President
William H. Miller, III--Vice President
Edward A. Taber, III--Vice President
Marie K. Karpinski--Vice President, Secretary
   and Treasurer
Andrew Roberts--Assistant Vice President
James N. H. Bennett--Assistant Vice President
Brian J. Pierce--Assistant Vice President

Custodian and Transfer Agent
State Street Bank & Trust Company
P.O. Box 1713
Boston, Massachusetts 02105

Sub-Custodian
Chase Manhattan Corporation
1 Chaseside
Bournemouth, Dorset BH7 7DB
England

Worldwide Value Fund, Inc.
P.O. Box 1476
7 East Redwood Street, 10th floor
Baltimore, MD 21203-1476
[RECYCLED LOGO] Printed on Recycled Paper


                          [WORLDWIDE VALUE FUND LOGO]

                             Report to Shareholders
                               For the year ended
                                December 31, 1996

                           Lombard Odier International
                          Portfolio Management Limited
                               Investment Adviser

                          Legg Mason Fund Adviser, Inc.
                              Investment Consultant
                                and Administrator

To Our Shareholders,

     Worldwide Value Fund enjoyed good performance again in 1996. Including reinvestment of the $1.92 long-term and the $1.33 short-term capital gain distributions per share payable to shareholders of record December 24, 1996, total return on net asset value for the year was 31.5% and total return on market price was an impressive 49.5%, compared to our benchmark's return of 18.4% (the Morgan Stanley European Index). We continue to be optimistic about investment opportunities in Europe and the Fund's potential for good performance by participating in those equity markets.

     We were very pleased with the confidence displayed by our shareholders in choosing to take the year-end distributions in additional Fund shares instead of cash. Approximately 67% of the shares outstanding opted for new shares which were reinvested at $22.175 per share.

     On the  following  pages,  Ronnie Armist and Mark  Lloyd-Price,  the Fund's
portfolio  managers,   discuss  the  portfolio's  structure  and  the  advisers'
investment outlook.

     As always, we appreciate your support and welcome your comments.

                                                      Sincerely,

                                                      /s/ Charles J. Swindells

                                                      Charles J. Swindells
                                                      Chairman of the Board
February 14, 1997

Investment Advisers' Comments

                               Fourth Quarter 1996

                           MSCI Europe Index     +9.0%
                           Worldwide Value Fund  +8.3%

     The European markets put in an impressive performance in the last quarter of 1996 with several of the local indices ending the year at all time highs. Following a period of uncertainty over the summer, investor sentiment was boosted at the beginning of October by the US non-farm payroll figures which dissipated any concerns about an imminent interest rate hike by the Fed.

     A general feature in Europe was the continuing programme of privatisations, some of which were more successful than others. One was the very controversial sale by the French Government of the Thomson Group to Lagardere at a cost of US$2 bn to the French State. This act caused an uproar and at the time sparked a political crisis and demands for Prime Minister Juppe to resign. The second was the long-awaited placing of Deutsche Telekom, and the third was the placing of another 16% of ENI, the Italian State Energy Group. In December, the Italian Treasury also announced plans that would considerably speed up the full privatisation of Stet by taking it from under the control of the State Holding Company IRI.

     In economic terms the dominant theme was whether or not European Monetary Union ("EMU") would happen and which countries would qualify in the first round. The biggest question mark was over the eligibility of Italy, but regardless of the final outcome, one can have no doubt about the resolve of the Italian government to be in EMU--sooner or later. The Italian government passed a very tough 1997 budget law, and after much negotiation the lira was eventually readmitted to the Exchange Rate Mechanism. Investors rewarded their efforts by demonstrating huge enthusiasm for Italian financial assets, and, much to the embarrassment of the United Kingdom, Italian bond yields actually moved lower than those in the UK!

     On the political front there was little to report, other than in the UK where the Conservatives lost their one seat majority. Political concerns in the UKobviously did not affect international investor sentiment, and over the quarter, particularly in December, sterling was impressively strong, appreciating, for example, by over 17% against the Swiss franc.

     As the quarter came to a close, the financial markets were in a buoyant mood, and at the end of the year, several of the European indices were breaking new all time highs.

Specific market news

     In Germany, there was little corporate news, but some encouraging developments. There was good news for minority shareholders of VW when it was announced that the major shareholder, the State of Lower Saxony, had had its voting power reduced to represent more closely its 20% stake. This should free the management to improve productivity as required, and hopefully enable the company to improve visibility of profits. News from Daimler is also positive, with real reorganisation of the group structure taking place with a clear emphasis on increasing returns for the shareholders.

     In France, AXAand UAP stated their intention to join forces, and thus be able to realise significant synergy benefits and cost reduction, and, simultaneously, create Europe's biggest insurance group. Another corporate announcement that was well received by the market was the bid by LVMH for the Tax Free Retail Chain DFS which will increase the group's local presence in both the US and the Far East.

     In Italy, the news that Stet (telecom holding company) was to merge with its main operating affiliate, Telecom Italia sent the Stet share price flying as the discount normally attributed to holding companies was reduced. Telecom Italia Mobile also performed well as subscriber figures for the last quarter of 1997 became available. The Fiat share price was supported by well-founded rumours (eventually confirmed) that the government would introduce incentives for new car purchases in 1997.

     In Holland, there were two main pieces of news. The first was that ABN Amro made its largest ever takeover by acquiring a US savings and loan for US$1.9 bn. The second was that Aegon would purchase the US insurer Providian. The move takes Aegon from No. 17 to No. 12 worldwide, and will immediately enhance earnings. The market interpreted these acquisitions very favourably and both stocks were strong for the last few months of the year.

     The Spanish market was particularly strong toward the end of 1996. The index is particularly interest rate sensitive by nature of its composition, and the performance resulted from interest rate expectations rather than by any fundamental news regarding corporate prospects. The EMU theme led the Spanish financial markets up on the expectation that bond yields would decline further, and that Spain would indeed be a founding member of EMU.

     In Scandinavia, there was a fair amount of corporate news. Skandia launched a bid for Stadshypotek but the move was the result of an agreement between the two managements, without the knowledge or approval of the Swedish government which is Stadshypotek's major shareholder, and as a result, the bid was aborted. Elsewhere in Sweden, the main stock of the index, Ericsson, issued plans to improve productivity, and amongst its moves is the rationalisation of five divisions down to only three. Astra, was very strong and continues to be the subject of speculation that Roche will bid for it. Scania which had been taken to the stockmarket and placed earlier in the year, shocked the market with a profit warning, blaming disappointing sales development. On another note, in Finland, Nokia released figures which were accompanied by an encouraging trading statement which caused the stock to rally over 15%.

     In the UK, Chancellor Clarke delivered his budget, the last before the current government goes to the polls. It was in the end a cautious budget that balanced the robust state of the UK economy with modest, potentially vote-winning tax cuts. However, it did little to revive the fortunes of the Tory Party which remained deeply divided over Europe and the EMU.

     On the political front, the only major event will be the UK election (date yet to be announced) for which the financial markets are discounting a Labour victory. Elsewhere we anticipate political stability--even in Italy!

     Despite the strong performance of the European markets in 1996, the backdrop for investments is still very encouraging. We anticipate a relatively stable political scene, stable monetary policy, tight fiscal policy and competitive pricing policies both in the private and public sectors.

     We continue to focus on two main issues in an attempt to identify investments that will provide good capital appreciation. First, those companies that enjoy niche positions and favourable pricing environment, and offer sustainable growth prospects, and second, those companies that are headed by credible management teams capable of implementing successful restructuring or cost cutting programmes. The Worldwide Value Fund performed well in 1996 and we are hopeful that this will continue in 1997.



                                                         Ronnie Armist
                                                         Mark Lloyd-Price

February 14, 1997

================================================================================
INDUSTRY DIVERSIFICATION
Worldwide Value Fund, Inc. / December 31, 1996
================================================================================

                                                       % of Net     Market
                                                        Assets       Value
                                                       --------     -------
                                                                     (000)
Pharmaceuticals and Health Care                          19.8%      $14,084
Banking                                                  15.4        10,901
Miscellaneous Services                                   10.8         7,654
Retail Sales                                              7.9         5,635
Oil and Gas                                               7.7         5,434
Automotive                                                7.6         5,402
Utilities                                                 5.9         4,169
Chemicals                                                 5.4         3,795
Consumer Non-Durable Goods                                3.6         2,577
Publishing                                                3.5         2,506
Multi-Industry                                            3.0         2,130
Leisure                                                   2.9         2,092
Electrical Equipment                                      2.8         1,961
Consumer Durable Goods                                    2.6         1,874
Finance                                                   2.3         1,629
Manufacturing                                             2.1         1,490
Lodging                                                   1.8         1,255
Research and Development                                  1.7         1,188
Telecommunications                                        1.4           990
Construction Materials                                    1.1           806
Metals                                                    0.8           589
Short-term Investments                                    3.4         2,443
Total Investment Portfolio                              113.5        80,604
Other Assets Less Liabilities                           (13.5)       (9,613)
Net Assets                                              100.0%      $70,991

================================================================================
STATEMENT OF NET ASSETS
Worldwide Value Fund, Inc. / December 31, 1996 / Amounts in Thousands
================================================================================

                                                                                          Shares        Value
                                                                                          ------        ------
COMMON STOCKS AND EQUITY INTERESTS -- 108.2%
Austria--0.8%
   Voest-Alpine Stahl AG--produces and distributes steel products                             17        $  589
--------------------------------------------------------------------------------------------------------------
France--13.0%
   Christian Dior SA--manufactures wine and spirits, perfumes, cosmetics and
     luggage                                                                                  13         2,097
   Guilbert SA--distributes office and business-machine supplies and furniture                10         1,868
   Pechiney S.A.--produces primary aluminum and aluminum products                             36         1,491
   Pinault-Printemps SA--distributes household products and other consumer goods               4         1,610
   Sodexho SA--industrial catering and catering for restaurants                                4         2,178
--------------------------------------------------------------------------------------------------------------
                                                                                                         9,244
--------------------------------------------------------------------------------------------------------------
Germany--15.4%
   Adidas AG--manufactures and markets sportswear and equipment worldwide                     13         1,146
   Altana AG--produces and markets pharmaceutical and chemical products                        1           950
   Commerzbank AG--provides a wide range of banking services to private
     and business customers                                                                   47         1,184
   Deutsche Telekom--provides local and long-distance telephone services,
     and voice, data and image transmissions                                                  56         1,187
   Gehe AG--manufactures pharmaceutical products and medical supplies                         18         1,178
   Hoechst AG--produces chemicals, fibers and polymers                                        46         2,164
   Veba AG--provides electrical energy services throughout Germany                            25         1,457
   Volkswagen AG--manufactures cars and other vehicles for sale worldwide                      4         1,639
--------------------------------------------------------------------------------------------------------------
                                                                                                        10,905
--------------------------------------------------------------------------------------------------------------
Hungary--1.4%
   Richter Gedeon Rt--manufactures pharmaceutical products                                    17           964
--------------------------------------------------------------------------------------------------------------
Italy--2.2%
   Edison S.p.A.--provides thermoelectrical and co-generating services                       253         1,601
--------------------------------------------------------------------------------------------------------------
Netherlands--15.7%
   ABN Amro Holding N.V.--provides worldwide banking operations                               21         1,379
   Elsevier NV--holding company for international publishing group                            69         1,164
   Gucci Group NV--produces and distributes luxury apparel and accessories                     7           480
   Hagemeyer N.V.--imports and distributes brand name products                                 9           728
   Hunter Douglas N.V.--manufactures, markets and distributes
     window coverings and architectural products                                              12           806
   ING Groep NV--offers a wide range of financial services worldwide                          45         1,629
   Royal Dutch Petroleum Company--involved in all phases of the petroleum industry            12         2,105
   Vendex International N.V.--a retailing and services group                                  36         1,541
   VNU-Verenigde Nederlandse Uitgeversbedrijven Verenigd Bezit--diversified media company     64         1,342
--------------------------------------------------------------------------------------------------------------
                                                                                                        11,174
--------------------------------------------------------------------------------------------------------------
Norway--1.1%
   Christiania Bank OG Kreditkasse--provides banking services for retail
     and corporate markets                                                                   249           780
--------------------------------------------------------------------------------------------------------------
Poland--1.0%
   Bank Slaski S.A. w Katowicach--commercial bank catering to companies
     and individuals                                                                           4           407
   Electrim Spolka Akcyjna S.A.--export/import activities throughout Europe,
     the U.S., U.K., Russia and Korea                                                         35           317
--------------------------------------------------------------------------------------------------------------
                                                                                                           724
--------------------------------------------------------------------------------------------------------------

================================================================================
STATEMENT OF NET ASSETS  Continued
Worldwide Value Fund, Inc. / Amounts in Thousands
================================================================================

                                                                                          Shares        Value
                                                                                          ------        ------
Spain--3.2%
   Banco Santander SA--commercial bank operating throughout Spain                             22       $ 1,387
   Centros Comerciales Pryca, SA--owns and operates hypermarkets throughout Spain             40           856
--------------------------------------------------------------------------------------------------------------
                                                                                                         2,243
--------------------------------------------------------------------------------------------------------------
Sweden--1.2%
   Astra AB-Class A--manufactures and markets pharmaceuticals                                 17           841
--------------------------------------------------------------------------------------------------------------

Switzerland--7.7%
   CS Holding AG--provides universal bank services in Switzerland                             15         1,495
   Roche Holding AG--manufactures chemical and pharmaceutical products                       N.M.        1,766
   Novartis--produces pharmaceuticals and chemicals                                            2         2,176
--------------------------------------------------------------------------------------------------------------
                                                                                                         5,437
--------------------------------------------------------------------------------------------------------------
United Kingdom--40.9%
   AEA Technology plc--provides various engineering and scientific services
     for consumers in private and public business in the United Kingdom                      176         1,188
   BBA Group plc--manufactures a diverse range of products related
     to the defense and aviation industries                                                  305         1,839
   Barclays PLC--offers commercial and investment banking, insurance,
     financial and related services                                                          125         2,143
   British Petroleum Company plc--produces and retails petroleum
     products and chemicals                                                                  156         1,871
   Granada Group plc--provides television, leisure and computer maintenance services         142         2,092
   Hays plc--offers business-to-business and other specialty services                        190         1,829
   Henlys Group plc--manufactures buses and operates auto dealerships                        210         1,924
   Jarvis Hotels plc--owns and operates full service hotels throughout the United Kingdom    455         1,255
   Laporte plc--produces and sells speciality chemicals                                      140         1,631
   Medeva plc--produces various pharmaceutical products                                      332         1,445
   Next plc--clothing retailer, home shopping and financial services company                 167         1,628
   Premier Farnell plc--manufactures and distributes electronic components
     and equipment internationally                                                           128         1,644
   Rentokil Initial PLC--international environmental services group                          236         1,779
   Standard Chartered plc--international bank holding company                                173         2,125
   Vodafone Group plc--provides telecommunications services                                  234           990
   Wassall PLC--holding company whose subsidiaries manufacture a variety
     of consumer products                                                                    391         2,130
   Zeneca Group plc--a holding company whose subsidiaries manufacture
     and sell pharmaceutical agrochemical products                                            53         1,494
--------------------------------------------------------------------------------------------------------------
                                                                                                        29,007
--------------------------------------------------------------------------------------------------------------
United States--4.6%
   Ultrafem, Inc.--addresses women's health care needs                                       187         3,271(A)
--------------------------------------------------------------------------------------------------------------

Total Common Stocks and Equity Interests
   (Identified Cost - $58,085)                                                                          76,780
--------------------------------------------------------------------------------------------------------------

================================================================================


================================================================================

                                                                                          Shares      Value
                                                                                          ------      ------
PREFERRED STOCK--1.9%
Italy
   Telecom Italia S.p.A. Saving Shares--provides telephone
     services throughout Italy
   (Identified Cost - $1,147)                                                               968       $ 1,381
-------------------------------------------------------------------------------------------------------------

                                                                                         Principal
                                                                                          Amount
-------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT--3.4%
Prudential Securities, Inc.
    7.15% dated 12-31-96, to be repurchased at $2,444
    on 1-2-97 (Collateral: $2,831 Federal Home Loan
    Mortgage Association, 7.0% due 10-1-10, value $2,502)
    (Identified Cost--$2,443)                                                            $ 2,443        2,443
-------------------------------------------------------------------------------------------------------------

Total Investments--113.5%
   (Identified Cost - $61,675)                                                                         80,604
Other Assets Less Liabilities--(13.5%)                                                                 (9,613)
-------------------------------------------------------------------------------------------------------------

NET ASSETS CONSISTING OF:
Common stock at par value $.001 per share, authorized 50,000 shares;
   issued 3,005 shares; outstanding 2,929 shares                                               3
Accumulated paid-in capital                                                               52,628
Accumulated net investment loss                                                             (183)
Overdistribution of net realized gain on investments
   and foreign currency transactions                                                        (359)
Unrealized appreciation of investments and
   foreign currency transactions                                                          18,902
-------------------------------------------------------------------------------------------------------------

NET ASSETS--100%                                                                                      $70,991
=============================================================================================================
NET ASSET VALUE PER SHARE                                                                              $24.24
=============================================================================================================

   (A) Non-income producing
  N.M. Not meaningful

     See notes to financial statements.

                                       7



================================================================================
STATEMENT OF OPERATIONS
Worldwide Value Fund, Inc. / For the Year Ended December 31, 1996 / Amounts in
Thousands
================================================================================
Investment Income:
   Dividends                                                   $1,610
   Interest                                                        95
   Less foreign income tax expense                               (219)
--------------------------------------------------------------------------------
     Total investment income                                            $ 1,486
Expenses:
   Investment advisory fee                                        711
   Administration fee                                             141
   Legal and audit fees                                           179
   Custodian fees                                                 150
   Directors' fees and expenses                                   108
   Reports to shareholders                                         53
   Transfer agent and shareholder servicing expense                20
   Registration expense                                            17
   Other expenses                                                  52
--------------------------------------------------------------------------------
     Total expenses                                                       1,431
--------------------------------------------------------------------------------
Net Investment Income                                                        55
Net Realized and Unrealized Gain:
   Realized gain on:
     Investments                                                9,567
     Foreign currency transactions                                195
     Options                                                       33
   Unrealized gain:
     Investments                                                8,705
     Assets and liabilities denominated in foreign currencies      24
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain                                         18,524
--------------------------------------------------------------------------------
Increase in Net Assets Resulting From Operations                        $18,579

----------
See notes to financial statements.

                                       8


================================================================================
STATEMENT OF CHANGES IN NET ASSETS
Worldwide Value Fund, Inc. / Amounts in Thousands
================================================================================


                                                                       For the Years Ended December 31,
                                                                       --------------------------------
                                                                            1996                1995
Change in Net Assets:
Operations:
   Net investment income                                                   $    55            $    43
   Net realized gain on investments and foreign currency transactions        9,795              2,599
   Increase in unrealized appreciation of investments
     and foreign currency transactions                                       8,729              7,574
-------------------------------------------------------------------------------------------------------
   Increase in net assets resulting from operations                         18,579             10,216
   Distributions to shareholders:
     Net investment income                                                      --                (43)
     Net realized gains                                                     (9,518)
     In excess of net investment income                                         --               (134)
   Decrease in net assets from Fund stock repurchases*                        (319)              (925)
-------------------------------------------------------------------------------------------------------
   Increase in net assets                                                    8,742              9,114
Net Assets:
   Beginning of year                                                        62,249             53,135
-------------------------------------------------------------------------------------------------------
   End of year (including accumulated net investment
     losses of $183 and $243, respectively)                                $70,991            $62,249
=======================================================================================================

----------
*As of December 31, 1996, 76 shares of Fund common stock were purchased at market prices which averaged a 19.8% discount to net asset value.
See notes to financial statements.

================================================================================
FINANCIAL HIGHLIGHTS
Worldwide Value Fund, Inc.
================================================================================

     Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.


                                                                    For the Years Ended December 31,
----------------------------------------------------------------------------------------------------------------
                                                          1996        1995        1994        1993       1992
PER SHARE OPERATING
PERFORMANCE:
Net asset value beginning of year                        $21.13      $17.68      $18.46      $14.29      $15.44
----------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                .02         .01        (.03)        .14         .08
Net realized and unrealized gain (loss)
  on investments, options and currency
  transactions                                             6.34        3.50        (.75)       4.13       (1.19)
----------------------------------------------------------------------------------------------------------------
Total from investment operations                           6.36        3.51        (.78)       4.27       (1.11)
----------------------------------------------------------------------------------------------------------------
Dividends and distributions paid:
     Net investment income                                   --        (.06)         --        (.05)       (.04)
     Net realized gains                                   (3.25)         --          --          --         --
     In excess of net investment income                      --          --          --        (.05)        --
----------------------------------------------------------------------------------------------------------------
Total dividends and distributions                         (3.25)       (.06)         --        (.10)       (.04)
----------------------------------------------------------------------------------------------------------------
Net asset value, end of year                             $24.24      $21.13      $17.68      $18.46      $14.29
================================================================================================================
Market value per share, end of year                      $22.00      $16.88      $14.25      $16.63      $12.00
================================================================================================================
TOTAL INVESTMENT RETURN:
  Based on market value per share                         49.5%       18.8%      (14.3%)      39.3%       (3.7%)
RATIOS/SUPPLEMENTAL DATA:
Ratios to average net assets:
    Expenses                                               2.0%        2.1%        2.1%        2.1%        2.2%
    Net investment income                                  0.1%        0.1%          --        0.9%        0.5%
Portfolio turnover rate                                  109.0%      147.7%       75.0%       66.8%      148.4%
Average commission rate paid(A)                         $.0313          --          --          --          --
Net assets at end of year (in thousands)                $70,991     $62,249     $53,135     $55,486     $42,930

----------
(A) Pursuant to SEC regulations adopted for fiscal years beginning after September 1, 1995, this is the average commission rate paid on securities purchased and sold by the Fund.

See notes to financial statements.

================================================================================
NOTES TO FINANCIAL STATEMENTS
Worldwide Value Fund, Inc. / Amounts in Thousands
================================================================================

1. Significant Accounting Policies:
--------------------------------------------------------------------------------
Worldwide Value Fund, Inc. ("Fund") is registered under the Investment Company Act of 1940, as amended, as a closed-end, diversified investment company. The following accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements.

Security Valuation
All securities for which market quotations are readily available are valued at the last sales price, or if no sales price is available at that time, at the mean between the latest bid and asked prices. Securities that are traded over-the-counter are valued at the mean between the latest bid and asked prices. If market or bid and asked quotations are not available, securities will be valued as determined in good faith by the Board of Directors.

Currency Translation
The books and records of the Fund are maintained in US dollars. Foreign currency amounts are translated into US dollars on the following basis:
        (i)  market  value  of  investment  securities,   options,   assets  and
        liabilities  are  translated at the closing daily rate of exchange,  and
        (ii)purchases and sales of investment securities, options, dividend and interest income and expenses are translated at the rate of exchange prevailing on the respective date of such transactions.
     The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

Security Transactions and
Investment Income
Security transactions are recorded on the trade date. Realized gains and losses from security transactions are reported on an identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income and expenses are recorded on the accrual basis.

Federal Income Tax
No provision for federal income or excise tax is required, since the Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income to its shareholders.

Distributions to Shareholders
Distributions to shareholders are recorded on the ex-dividend date. The Fund expects to distribute annually to shareholders all of its net investment income and net realized short-term and long-term capital gain.

Use of Estimates
The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Investment Transactions:
--------------------------------------------------------------------------------
Investment transactions for the year ended December 31, 1996 (excluding short-term securities) were as follows:

  Purchases                                $77,019
  Proceeds from sales                       79,369

     At December 31, 1996, the cost of securities for federal income tax purposes was $61,675. Aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $19,051 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $122.

3. Transactions with Affiliates:
--------------------------------------------------------------------------------
The Fund has an investment advisory agreement with Lombard Odier International Portfolio Management Limited ("Adviser") for which the Adviser receives a monthly fee at an annual rate of 1% of the Fund's net assets, based on the net assets on the last business day of each month. This rate is reduced on net asset values in excess of $100 million. The Adviser has managed the Fund's portfolio since its inception in 1986.

================================================================================
NOTES TO FINANCIAL STATEMENTS  Continued
Worldwide Value Fund, Inc. / Amounts in Thousands
================================================================================

     The Fund has an administration contract with Legg Mason Fund Adviser, Inc. ("Administrator") for which the Administrator receives from the Fund a monthly fee at an annual rate of .20% of the Fund's net assets, based on the net assets on the last business day of each month. This rate is reduced on net asset values in excess of $100 million.
      The Administrator also serves as Investment Consultant ("Consultant") to the Adviser pursuant to an Investment Consultant Contract with the Adviser and the Fund. Under the Investment Consultant Contract, the Consultant provides the Adviser with investment advice, research and assistance, primarily regarding United States securities. For its services, the Consultant receives from the Adviser a monthly fee at the same rate and basis as in the Administration Contract discussed in the preceding paragraph.

4. Financial Instruments:
--------------------------------------------------------------------------------
As part of the Fund's investment program, the Fund may utilize repurchase agreements, forward currency contracts, options and futures. The nature and risk of these financial instruments and the reasons for using them are set forth more fully in the Fund's Prospectus.

Repurchase Agreements
All repurchase agreements are fully collateralized by obligations issued by the US government or its agencies and such collateral is in the possession of the Fund's custodian. The value of such collateral includes accrued interest. Risks arise from the possible delay in recovery or potential loss of rights in the collateral should the issuer of the repurchase agreement fail financially.

Forward Currency Contracts
The Fund may enter into foreign forward currency contracts to hedge against adverse changes in the relationship of the US dollar to foreign currencies. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in currency values. Forward currency contracts are valued using the forward rate.

As of December 31, 1996 the Fund had entered into the following currency contracts.

                                                Settlement    Unrealized
                                                   Date       Loss (US$)
Contract to Sell
--------------------------------------------------------------------------------
41,600 French Francs                              3/4/97         $(47)
================================================================================

Option Transactions
     A call option written gives the option holder the right to purchase the underlying security at a specified price until a specified date. A put option written gives the option holder the right to sell the underlying security at a specified price until a specified date. Risks arise from the possible illiquidity of the options market and from movements in security values. Call options written by the Fund and related premiums received during the year were as follows:

                                                 Contracts     Premiums
Options outstanding
  January 1, 1996                                     --         $--
Options written                                      350          42
Options closed                                      (350)        (42)
--------------------------------------------------------------------------------
Options outstanding
  December 31, 1996                                   --         $--
================================================================================

================================================================================
DIVIDEND REINVESTMENT PLAN
Worldwide Value Fund, Inc.
================================================================================

     Worldwide Value Fund, Inc. ("Fund") offers an Automatic Dividend Reinvestment Plan ("PIan"). All shareholders of the Fund are automatically participants in the Plan unless they elect otherwise. Under the Plan, if the Fund declares and pays its dividends and distributions in cash, State Street Bank and Trust Company ("State Street"), as Plan Agent, will automatically apply your dividends and distributions to purchase shares of the Fund for your account. If the Fund declares an income dividend or capital gain distribution payable in shares of the Fund or cash at the option of shareholders, State Street, as your agent, will accept and hold for your account those shares. If you own shares in your own name, you participate directly in the Plan. If you own shares that are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or other nominee is unable to participate on your behalf, you should request your nominee to re-register your shares in your own name which will enable you to participate in the Plan. Currently, the Plan does not have a cash purchase plan option.

     As a Plan participant, your cash dividends and distributions will be promptly invested for you, automatically increasing your holdings in the Fund. If the Fund declares a dividend or distribution payable at the option of the shareholder either in cash or in stock of the Fund, as a Plan participant you will automatically receive stock valued at the lower of market price (determined in a fair manner) or net asset value. If the market price of shares on the valuation date equals or exceeds the net asset value, the Fund will issue new shares to you at net asset value, provided that the Fund will not issue new shares at a discount of more than 5% from the then current market price. If dividends or distributions are payable only in cash, then you will receive shares purchased by State Street on the New York Stock Exchange ("NYSE") or otherwise on the open market. If the market price exceeds net asset value before State Street has completed its purchases. the average purchase price may exceed net asset value resulting in fewer shares being acquired than if the dividend or distribution had been paid in newly issued shares. All reinvestments are in full and fractional shares, carried to three decimal places. However, if your shares are held by a broker, bank or nominee, who participates in the Plan on your behalf, any amounts not sufficient to purchase a whole share may be credited to your account in cash in lieu of the fractional share interest. Your reinvestments will begin with the next dividend or distribution payable by the Fund unless you elect to withdraw from the Plan, provided that State Street receives your authorization to withdraw prior to the record date. Should your authorization arrive after the record date, your withdrawal from the Plan will begin with the following dividend or distribution.

     There is no charge to participants for reinvesting dividends and distributions (except for certain brokerage commissions, as described below), since State Street's fees are paid by the Fund. There are no brokerage charges for shares issued directly by the Fund. Whenever shares are purchased by State Street on the NYSE or otherwise on the open market, each participant will pay a pro rata portion of brokerage commissions. Brokerage charges for purchasing shares through the Plan are expected to be less than the usual brokerage charges for individual transactions, because State Street will purchase stock for all participants in blocks, resulting in lower commissions for each individual participant. Brokerage commissions will be averaged and added to the purchase prices.

     You will receive information annual!y, concerning the U.S. federal income tax status of dividends and distributions you receive, for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and distributions does not relieve you of any income tax which may be payable on such reinvested dividends or distributions.

     You may elect to withdraw from the Plan without penalty at any time by written notice to State Street. If you are a shareholder of record and decide to withdraw, you will receive, without charge, stock certificates issued in your name for all full shares; or, if you wish, State Street will sell your shares and send you the proceeds, less a service fee of $2.50 and less brokerage commissions. State Street will convert any fractional shares you hold at the time of your withdrawal to cash at the current market price and send you a check for the proceeds.

     Further information about the Plan may be obtained by writing to State Street Bank and Trust Company, PO. Box 8200, Boston, MA 02266-8200.

================================================================================
REPORT OF INDEPENDENT ACCOUNTANTS

================================================================================

 To the Shareholders and Directors
    of Worldwide Value Fund, Inc.:

     We have audited the accompanying statement of net assets of Worldwide Value Fund, Inc., as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Worldwide Value Fund, Inc. as of December 31, 1996, and the results of its operations, changes in its net assets, and financial highlights for each of the respective periods stated in the first paragraph, in conformity with generally accepted accounting principles.

                                                        COOPERS & LYBRAND L.L.P.

February 20, 1997
Baltimore, Maryland

                         Shareholder Account Information

       Shareholders whose accounts are held in their own name may contact the Fund's Transfer Agent, State Street Bank & Trust Company at (800) 426-5523 for information concerning their accounts.

       Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, up to 150,000 of the outstanding shares of its common stock at market prices.